United States

Securities And Exchange Commission

Washington, DC 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2020 (February 6, 2020)

MILLER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee	001-14124	62-1566286
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or organization)

8503 Hilltop Drive, Ooltewah, Tennessee

37363

(Address of Principal Executive Offices)

(Zip Code)

(423) 238-4171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	MLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2020, the Board of Directors (the “Board”) of Miller Industries, Inc. (the “Company”), on the recommendation of its Nominating Committee, voted to increase its size from five directors to seven directors and to appoint Leigh Walton and Deborah L. Whitmire, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, to fill the newly-created vacancies, effective as of February 10, 2020. The Board has appointed Ms. Walton to the Audit Committee, the Compensation Committee and the Nominating Committee of the Board.

Neither Ms. Walton nor Ms. Whitmire has any arrangements or understandings with any other person pursuant to which she was appointed to the Board, nor does either of them have a relationship or related transaction with the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K of the Securities and Exchange Commission in connection with her appointment as a director of the Company.

Ms. Walton will receive the standard non-employee director compensation provided to the Company’s current non-employee directors, prorated for the portion of the fiscal year that she serves. The Company’s non-employee director compensation program is described under the heading “Non-Employee Director Compensation for 2018” in the Company’s most recent proxy statement, as filed with the Securities and Exchange Commission on April 17, 2019, which description is incorporated herein by reference. Ms. Whitmire will not receive any additional compensation for serving on the Board.

Ms. Walton and Ms. Whitmire will also enter into the Company’s standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10 to the Company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 1998 and is incorporated herein by reference.

A copy of the press releases announcing the appointment of Ms. Walton and Ms. Whitmire to the Board are being attached as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release of Miller Industries, Inc. dated February 10, 2020, announcing the election of Leigh Walton to Board of Directors

99.2	Press Release of Miller Industries, Inc. dated February 10, 2020, announcing the election of Deborah Whitmire to Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miller Industries, Inc.
(Registrant)

By:	/s/ Frank Madonia
Frank Madonia
Executive Vice President, General Counsel and Secretary

Dated: February 10, 2020